Exhibit 99.2

Contacts:

Media	Investor Relations
Stacey Jones	Sean Meakim
(980) 378-6258	(704) 627-6200
stacey.jones@honeywell.com	sean.meakim@honeywell.com

HONEYWELL ANNOUNCES INTENT TO SEPARATE
AUTOMATION AND AEROSPACE, ENABLING THE
CREATION OF THREE INDUSTRY-LEADING COMPANIES

•Honeywell Automation will be a pure play automation leader with global scale and a vast installed base
•Honeywell Aerospace will be a premier technology and systems provider enabling the future of aviation globally
•Advanced Materials, previously announced to be spun, will be a leading provider of sustainability-focused specialty chemicals and materials
•Separation of Automation and Aerospace to be completed in a manner that is tax-free to Honeywell shareholders in the second half of 2026

CHARLOTTE, N.C., February 6, 2025 -- Honeywell (NASDAQ: HON) announced today that its Board of Directors completed the comprehensive business portfolio evaluation launched a year ago by Chairman and CEO Vimal Kapur and intends to pursue a full separation of Automation and Aerospace Technologies. The planned separation, coupled with the previously announced plan to spin Advanced Materials, will result in three publicly listed industry leaders with distinct strategies and growth drivers. The separation is intended to be completed in the second half of 2026 and in a manner that is tax-free to Honeywell shareholders.
"The formation of three independent, industry-leading companies builds on the powerful foundation we have created, positioning each to pursue tailored growth strategies, and unlock significant value for shareholders and customers,” said Vimal Kapur, Chairman and CEO of Honeywell. “Our simplification of Honeywell has rapidly advanced over the past year, and we will continue to shape our portfolio to create further shareholder value. We have a rich pipeline of strategic bolt-on acquisition targets, and we plan to continue deploying capital to further enhance each business as we prepare them to become leading, independent public companies."
“Building on decades of innovation as its heritage, Honeywell Automation will create the buildings and industrial infrastructure of the future, leveraging process technology, software, and AI-enabled, autonomous solutions to drive the next generation of productivity, sustainability and safety for our customers,” Kapur added. “As a standalone company with a simplified operating structure and enhanced focus, Honeywell Automation will be better able to capitalize on the global megatrends underpinning its business, from energy security and sustainability to digitalization and artificial intelligence.”

"As Aerospace prepares for unprecedented demand in the years ahead across both commercial and defense markets, now is the right time for the business to begin its own journey as a standalone, public company," Kapur continued. “Today’s announcement is the culmination of more than a century of innovation and investment in leading technologies from Honeywell Aerospace that have revolutionized the aviation industry several times over. This next step will further enable the business to continue to lead the future of aviation."
“With today’s action, Honeywell will be separating its Automation and Aerospace businesses into two market-leading enterprises poised for sustained growth and value creation,” said Elliott Partner Marc Steinberg and Managing Partner Jesse Cohn. “The enhanced focus, alignment, and strategic agility enabled by this separation will allow Honeywell to realize the opportunity for operational improvement and valuation upside. We look forward to continuing to support Vimal and the management team as they execute on the separation and deliver significant long-term value to Honeywell’s shareholders.”
The planned separations of Automation, Aerospace and Advanced Materials will create value for all stakeholders as each will benefit from:
•Simplified strategic focus;
•Greater financial flexibility to pursue distinct organic growth opportunities throughout investment cycles;
•Improved ability to tailor capital allocation priorities in alignment with strategic focus;
•Focused boards of directors and management teams with deep domain expertise; and
•Distinct investment profiles that position each company to unlock greater long-term value for shareholders.

Creating Three Industry-Leading Focused Companies
Honeywell Automation: Following the completion of the announced transactions, Honeywell will be the global leader of the industrial world’s transition from automation to autonomy, with a comprehensive portfolio of technologies, solutions, and software to drive customers’ productivity. Honeywell Automation will maintain global scale, with 2024 revenue of $18 billion. Honeywell Automation will connect assets, people and processes to power digital transformation, building on decades-long technology leadership positions, deep domain experience, and a vast installed base to serve a variety of high-growth verticals.

Honeywell Aerospace: Honeywell Aerospace technology and solutions are used on virtually every commercial and defense aircraft platform worldwide and include aircraft propulsion, cockpit and navigation systems, and auxiliary power systems. With $15 billion in annual revenue in 2024 and a large, global installed base, Honeywell Aerospace will be one of the largest publicly traded, pure play aerospace suppliers, with leading positions in technology and systems that will continue to deliver the future of aviation through increasing electrification and autonomy of flight.

Advanced Materials: The Advanced Materials business will be a sustainability-focused specialty chemicals and materials pure play with leading positions across fluorine products, electronic materials, industrial grade fibers, and healthcare packaging solutions. With nearly $4 billion in revenue last year, Advanced Materials offers leading technologies with premier brands, including the breakthrough low global warming Solstice® hydrofluoro-olefin (HFO) technology. As a standalone company with a large-

scale domestic manufacturing base, it will be positioned to benefit from a compelling investment profile and a more flexible and optimized capital allocation strategy.

Honeywell's Continued Simplification and Portfolio Optimization
Honeywell remains on pace to exceed its commitment to deploy at least $25 billion toward high-return capital expenditures, dividends, opportunistic share purchases and accretive acquisitions through 2025. The company intends to continue its portfolio transformation efforts during the separation planning process to enhance the value proposition of each business.
Since December 2023, Honeywell has announced a number of strategic actions to drive organic growth and simplify its portfolio. This includes approximately $9 billion of accretive acquisitions: the Access Solutions business from Carrier Global, Civitanavi Systems, CAES Systems, and the liquefied natural gas (LNG) business from Air Products. In addition, the company entered into an agreement to divest its Personal Protective Equipment business which is expected to close in the first half of 2025.

Transaction Details
The planned separation of Automation and Aerospace is expected to be achieved in a manner that is tax-free to Honeywell shareholders and targeted for completion in the second half of 2026, subject to certain customary conditions, including, among others, the filing and effectiveness of applicable filings (including a Form 10 registration statement) with the U.S. Securities and Exchange Commission, receipt of customary confirmation that the separation is expected to be tax-free to Honeywell's shareholders, and receipt of applicable regulatory and other customary approvals and final approval by Honeywell's board of directors.
The company is continuing to execute on its previously announced spin-off of its Advanced Materials business, which is expected to be completed by the end of 2025 or early in 2026. The three independent companies will be appropriately capitalized with the financial flexibility to take advantage of future growth opportunities. Honeywell Automation and Honeywell Aerospace are each expected to maintain a strong investment grade credit rating.
Goldman Sachs & Co. LLC served as lead financial advisor to Honeywell in its strategic portfolio review. Centerview Partners LLC also provided financial advice to Honeywell. Skadden, Arps, Slate, Meagher & Flom LLP provided external legal counsel.

Conference Call Details
Honeywell will discuss the transaction, in addition to its fourth quarter results and 2025 outlook, during an investor conference call starting at 8:30 a.m. Eastern Time today. A live webcast of the investor call as well as related presentation materials will be available through the Investor Relations section of the company’s website (www.honeywell.com/investor). A replay of the webcast will be available for 30 days following the presentation.

About Honeywell
Honeywell is an integrated operating company serving a broad range of industries and geographies around the world. Our business is aligned with three powerful megatrends – automation, the future of aviation and energy transition – underpinned by our Honeywell Accelerator operating system and Honeywell Forge IoT platform. As a trusted partner, we help organizations solve the world's toughest, most complex challenges, providing actionable solutions and innovations through our Aerospace Technologies, Industrial Automation, Building Automation and Energy and Sustainability Solutions business segments that help make the world smarter, safer, as well as more secure and sustainable. For more news and information on Honeywell, please visit www.honeywell.com/newsroom.

We describe many of the trends and other factors that drive our business and future results in this release. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future and include statements related to the proposed spin-off of the Company’s Advanced Materials business into a stand-alone, publicly traded company and the proposed separation of Automation and Aerospace. They are based on management's assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as lower GDP growth or recession, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this release can or will be achieved. These forward-looking statements should be considered in light of the information included in this release, our Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.